                                                                EXHIBIT 10.16




                                  May 7, 1996


Winston Hotels, Inc.
WINN Limited Partnership
c/o Mr. Robert W. Winston, III
2209 Century Drive
Raleigh, NC  27612

                 Re: $17,000,000 Unsecured Line of Credit

Dear Ladies/Gentlemen:

         This letter constitutes the commitment (the "Commitment") of Wachovia Bank of North Carolina, N.A. ("Wachovia") and Branch Banking & Trust Company ("BB&T") (Wachovia and BB&T being collectively referred to as the "Banks") to make an unsecured line of credit available (the "Line"), on a pro rata basis as set out below under Paragraph II.1, to the borrower described below (the "Borrower") under the following terms and conditions.

                             I.  GENERAL PROVISIONS

1. Borrower: Winston Hotels, Inc., a North Carolina corporation (the "Company"), and WINN Limited Partnership, a North Carolina limited partnership (the "Partnership"). The Company and the Partnership shall be jointly and severally liable for all obligations of the "Borrower."

2. Maximum Line Amount: $17,000,000.00 (the "Maximum Line Amount"). As used herein, the term "loan" shall include any line of credit, advance, drawing, debit, liability, and any other obligation of the Borrower to the Banks arising out of this commitment.

3.       Term:  The term of this Line shall expire on July 31, 1996.

4. Loan Interest Rate: A rate per annum (computed on the basis of a 360-day year for the actual number of days in each Interest Period) equal to the "Adjusted London Interbank Offered Rate" plus 1.75%. Adjusted London Interbank Offered Rate applicable to any Interest Period, which for purposes hereof shall be each successive 30-day period from the date of the Note, means a rate per annum equal to the quotient obtained by dividing (i) the applicable London Interbank Offered ("LIBO") Rate for such Interest Period by (ii) 1.00 minus the Eurodollar Reserve Percentage.

"LIBO Rate" means for an Interest Period the rate per annum at which United States dollars of amounts equal to or comparable to the principal amount of the borrowing for which such LIBO Rate has been selected are offered for a term comparable to the Interest Period in the London interbank





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Winston Hotels, Inc.
WINN Limited Partnership
May 7, 1996
Page 2





market, which rate appears on the display designated as Page "3750" of the Telerate Service or such other page as may replace Page "3750" of that service or or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying the London Interbank Offered Rates for United States dollar deposits (the "3750 Telerate Service") determined as of 11:00 a.m. London time, as that rate is set three (3) Eurodollar business days (i.e., any day on which dealings in United States dollar deposits are carried out in the London interbank market except Saturday, Sunday, or other day on which commercial banks in North Carolina are authorized by law to close) prior to the first day of the Interest Period provided that
(i) if more than one such offered rate appears on the applicable Telerate Service, the LIBO Rate will be the arithmetic average of such offered rates;
(ii) if no such offered rates appear on such page or if there is no such service nominated by the British Bankers' Association, the LIBO Rate for such Interest Period will be the arithmetic average of rates (rounded upward, if necessary, to the next higher 1/100 of 1%) quoted by not less than two (2) major banks in the United States, selected by Wachovia at approximately 10:00 a.m., New York City time, two (2) Eurodollar business days prior to the first day of such Interest Period, for deposits in United States dollars offered in the London Interbank market in amounts comparable to the principal amount of the borrowing for which such LIBO Rate has been selected and for a term comparable to the Interest Period.

"Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities". The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

If, as a result of any Regulatory Change (as defined below):

         a. The basis of taxation of the payments to any of the Banks of the principal of, or interest on, such LIBO Rate loan, as applicable (other than taxes imposed on the overall net income of such Bank or of any of its lending offices) is changed; or

         b. Any reserve, special deposit or similar requirements (other than any change by way of imposition or increase in the Eurodollar Reserve Percentage) relating to such loan is imposed or modified;





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Winston Hotels, Inc.
WINN Limited Partnership
May 7, 1996
Page 3





and as a result thereof, the cost to any Bank of making, maintaining, or funding such loan is increased (the "Increased Cost"), then the Borrower shall pay to such Bank such additional amount or amounts as will compensate the Bank for the Increased Cost, subject to the conditions set forth below. Each Bank will notify the Borrower of the nature and effective date of the applicable Regulatory Change and calculation of the Increased Cost resulting therefrom as soon as is reasonably possible. The effective date of such Regulatory Change will not be applied retroactively but will be applied at the beginning of the applicable Interest Period.

"Regulatory Change" shall mean the adoption or making after the date of this Commitment of any laws or regulations (or a written interpretation or ruling as to the effect or application of such laws or regulations having the force of law) by any federal, state, or foreign government or governmental agency having authority over the administration thereof, which are applicable to any LIBO Rate loans made pursuant to this Commitment.

If at any time the Banks determine in good faith that the effective LIBO Rate for any loan is unascertainable, or that the making or continuance of such loan at the LIBO Rate would be unlawful, the Banks shall not be required to make or continue such loan at such Rate. In such event, such loan shall be made or continued, as applicable, at the following rate: Prime Rate plus zero percent.

5. Unused Line Fee: Beginning on the date of the Note, a fee of 1/8 of one percent (.125%) of the average unused portion of the Maximum Line Amount for the term of the Note shall be due and payable to Wachovia, for the pro rata benefit of the Banks, within ten (10) days after the Maturity Date (as hereinafter defined).

6. Loan Purpose: Proceeds of the Line shall be utilized: (a) for the purchase of hotel properties and land described in Exhibit A attached hereto and made a part hereof (the "New Hotels"); and (b) for general working capital purposes.

7. Repayment Terms: Interest only, at the interest rate set forth herein, shall be due and payable in arrears at the end of each Interest Period with respect to principal from time to time outstanding. All outstanding principal and accrued interest shall be due and payable in full on July 31, 1996, unless payment has been accelerated by the Bank pursuant to the terms hereof (the "Maturity Date").

8. Prepayment Privilege: Borrower shall have the right to prepay the principal and accrued interest in full or in part at anytime without a prepayment premium. Notwithstanding any contrary provision contained herein, at anytime any portion of the Line bears interest based on the London Interbank Offered Rate, that portion of the Line may not be prepaid until maturity of the then current Interest Period.





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Winston Hotels, Inc.
WINN Limited Partnership
May 7, 1996
Page 4





9. Line of Credit Administration: Each Bank shall retain the Note made payable to such Bank. Each Bank shall be responsible for monthly billing of interest under its Note. The Borrower shall submit disbursement requests to Wachovia not less than forty-eight hours prior to the requested disbursement date (but at least two Eurodollar business days in the case of LIBO-based borrowings), with the exception of the first disbursement request, specifying:
(1) the amount requested; and (2) any other information that the Banks may reasonably request.

                II.  REQUIRED LOAN DOCUMENTATION AND INFORMATION

         Prior to the Closing and the disbursement of any funds thereunder, the Banks shall require, in form and content satisfactory to the Banks and their counsel, the following:

1. Note: The Line shall be evidenced by two promissory notes of the Borrower (the "Notes"), in the amounts set out below for the Banks identified below:

                Wachovia                  $10,000,000.00
                BB&T                      $ 7,000,000.00

         Each Note shall provide that after the Note becomes due, whether by acceleration or otherwise, the Note shall bear interest at the rate per annum equal to 150% of the Prime Rate, in lieu of interest at the LIBO interest rate hereinabove provided.

2. Director's Resolution; Certificate of Incumbency; Good Standing Certificate Partnership Documents: (1) a Director's Resolution authorizing the Line, and the execution of the Line documents by the appropriate officers of the Company, (2) a certificate of incumbency evidencing the appropriate officers of the Company and specimen signatures of such officers, and (3) a good standing certificate from the state of its incorporation. In addition, in the case of the Partnership, the Borrower shall also provide a certified true copy of the Partnership Agreement (with all amendments thereto) of the Partnership, and certified true copies of its Certificate of Limited Partnership and its Agreement of Limited Partnership (with all amendments thereto), together with evidence that (a) the partners executing the loan documents or the guarantee thereof, as the case may be, have appropriate authority to bind the Partnership and (b) the Partnership is in good standing in the state wherein it was formed.

3. Disbursements: Individual draws made under the Line shall be limited to amounts of $1,000,000 or more, and in increments of $100,000 for borrowings in excess of $1,000,000. Disbursements shall be subject to a mutually acceptable draw request procedure. For each draw, Borrower agrees to provide the Banks with satisfactory written documentation supporting the purpose and amount being requested.





R#COMMIT2.WPD

Winston Hotels, Inc.
WINN Limited Partnership
May 7, 1996
Page 5





4. Negative Covenant. Until payment in full of the Line and interest thereon, the Borrower covenants that it will not, without the prior written consent of the Banks:

         -       Sell, lease, convey, or otherwise dispose of any of the New
                 Hotels; or

         - Incur or permit to exist any encumbrance (including capital leases), security interest, pledge, or lien against any of the New Hotels.

5. Affirmative Covenants. The Borrower covenants and agrees that in the event the $125,000,000 line of credit contemplated in that certain commitment letter between the Banks, SouthTrust Bank of Alabama, N.A. ("SouthTrust"), and NationsBank, N.A. ("NationsBank"), dated April 24, 1996 (the "$125,000,000 Commitment Letter"), does not close on or before July 31, 1996, or if the Borrower withdraws its pending Public Offering, or if for any reason such pending Public Offering is withdrawn, or does not occur by July 31, 1996, then in such event the Borrower agrees to:

         - Secure this Line with the New Hotels and provide to the Banks all the various types of documentation required in the $125,000,000 Commitment Letter with respect to the New Hotels; and

         - Enter into a cross default/cross collateralization agreement with Wachovia cross defaulting and cross collateralizing this Line with the $50,000,000 Note evidencing the line of credit between Wachovia and the Borrower, dated May 15, 1995 (the "$50,000,000 Line").

6. Additional Items: Such other matters and items as the Banks or their counsel may reasonably request.

                             III.  OTHER CONDITIONS

1.       Costs; Cross Default.

         a. Costs: The Line herein referenced shall be closed without cost to the Banks, and all expenses incurred in connection with the origination of the Line (including, without limitation, the Banks' counsel's fees) are to be paid by the Borrower. Such expenses shall be paid by the Borrower whether or not the Line closes.

         b. Modification and Refinance Fees: Any modification or refinance of the Line may be conditioned by the Banks on the payment by the Borrower of a nonrefundable fee, which shall be in addition to any other fee paid by the Borrower to the Banks in





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Winston Hotels, Inc.
WINN Limited Partnership
May 7, 1996
Page 6





                 connection with the Line. Nothing in this paragraph shall obligate the Banks to modify or refinance the Line, and the Banks reserve the right to require the Line to be repaid strictly in accordance with the terms and conditions contained in the Notes.

         c. Cross Default. Any default by the Borrower under its note, deed of trust or other document evidencing, documenting or securing the $50,000,000 Line shall, at the option of the Banks, constitute a default by the Borrower in the Notes, or any other document evidencing, documenting or securing this Line. Any default by the Borrower in the Notes or any other document evidencing, documenting, or securing this Line shall, at the option of Wachovia, constitute a default by the Borrower in the $50,000,000 Line.

2.       General Conditions:

         a. The Borrower understands and agrees that this Commitment is issued directly to the Borrower and cannot be assigned without the prior written consent of the Banks. The Commitment is for the sole and exclusive benefit of the Borrower, and no third party is intended to be benefited in any respect hereby. If, prior to the origination of the Line, there is any material adverse change in the condition (financial, business or otherwise) of the Borrower or if, prior to closing, Winston Hotels, Inc. ceases to be the sole general partner of the Partnership, the Banks shall have the right to terminate their obligations hereunder.

         b. If the Borrower (and if either is a partnership, any partner thereof) at or before the closing of the Line should file a petition in bankruptcy under any of the provisions of the bankruptcy laws, or if a petition in bankruptcy should be filed against any one of them, or if any of them should make an assignment for the benefit of creditors, or otherwise become insolvent, or if any of them should become deceased or become mentally incapacitated, this Commitment may be cancelled at the option of the Banks.

         c. The Borrower by accepting this Commitment represents and warrants to the Banks that except as disclosed to the Banks in writing on or prior to the date hereof, there are no actions, claims, suits or proceedings pending, or to the Borrower's knowledge, threatened or reasonably anticipated against or affecting the Borrower at law or in equity or before or by any governmental authority and there is no possibility of any judgment, liability or award which may reasonably be expected to result in any material and adverse change in the Borrower's condition (financial, business or otherwise).





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Winston Hotels, Inc.
WINN Limited Partnership
May 7, 1996
Page 7





         d. The Borrower understands that the Banks are relying upon the statements and representations made to the Banks and upon such additional data as may be supplied to the Banks for the purpose of evaluating the Line request. If any of such information is found to be inaccurate or to have been misrepresented in any material respect, this Commitment may be cancelled at the option of the Banks.

         e. The Borrower certifies that all information provided to the Banks by the Borrower is true and complete in all respects to the best of the Borrower's knowledge and that the same was given to induce the Banks to make a line of credit available as herein requested.

         f. If this commitment is being signed by less than all parties (i.e. Borrower, partners of the Borrower), the undersigned hereby certifies and warrants to the Banks that the undersigned has been duly authorized to execute and deliver this Commitment for and on behalf of, and as agent for, any such party whose signature does not appear below.

         g. If this Commitment is acceptable, please so indicate by signing in the space provided on the enclosed copy of this letter and return same to us not later than May 10, 1996. If not so accepted, or if the Line is not closed by May 17, 1996, the Banks may on the occurrence of either event void this Commitment at their sole option.

                              Very truly yours,

                              WACHOVIA BANK OF NORTH CAROLINA, N.A.


                              By: /s/
                                 ---------------------------------------------
                                  Jeffrey P. Castleberry
                                  Senior Vice President

                              BRANCH BANKING & TRUST COMPANY



                              By: /s/
                                 ---------------------------------------------
                                  Richard E. Fowler
                                  Senior Vice President

Winston Hotels, Inc.
WINN Limited Partnership
May 7, 1996
Page 8





                   ACCEPTED THIS THE _____ DAY OF MAY, 1996.

                                           WINN LIMITED PARTNERSHIP,
                                           a North Carolina limited partnership (SEAL)

                                           By: WINSTON HOTELS, INC.
                                               its General Partner
Attest:

                                           By:
- - ----------------------------------             ------------------------------------------------
                                                                  President
               Secretary
- - --------------

[CORPORATE SEAL]


                                           WINSTON HOTELS, INC.
Attest:

                                           By:
- - ---------------------------------              -------------------------------------------------
                                                                  President
               Secretary
- - --------------

[CORPORATE SEAL]

                                   EXHIBIT A

                                   NEW HOTELS



     Address                         City           County            State         Rooms/Suites         Franchise
     -------                         ----           ------            -----         ------------         ---------
1.  940 East Main Street             Abingdon       Washington        VA             80                  Holiday Inn Express
2.  4154 Preferred Place             Duncansville   Dallas            TX            119                  Hampton Inn
3.  11350 LBJ Freeway                Garland City   Dallas            TX            244                  Holiday Inn Select
4.  540 North Pleasantburg Drive     Greenville     Greenville        SC            191                  Comfort Inn
5.  1918 West Highway 192            London         [not provided]    KY             62                  Comfort Suites
6.  East Main Street                 Abingdon       Washington        VA            1.0ac.               Vacant Land
7.  1918 West Highway 192            London         [not provided]    KY            2.2ac.               Vacant Land